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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported): September 30, 1998



                          FPA Medical Management, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                                  0-24276            33-0604264
(State of other jurisdiction           (Commission         (IRS Employer
 of incorporation)                     File Number)       Identification No.)


                                3636 Nobel Drive
                               San Diego, CA 92122
               (Address of principal executive offices) (Zip Code)

                                 (619) 453-1000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

                  On September 30, 1998, FPA Medical Management, Inc. ("FPA" or the"Company") filed its Disclosure Statement and Plan of Reorganization (the "Plan") with the Bankruptcy Court in Wilmington, Delaware. The scheduled filing, which was first announced in July 1998, was required by the terms of FPA's debtor-in-possession (DIP) financing agreement and the Bankruptcy Court's scheduling order entered following the commencement of the Chapter 11 cases of FPA and various of its affiliates and subsidiaries on July 19, 1998 and closely follows the prenegotiated term sheet that FPA filed with its first day petitions. Following approval of the Disclosure Statement by the Bankruptcy Court, FPA will commence the solicitation of votes of its creditors for the approval of the Plan.

                  In both its Disclosure Statement and the related hearing notice mailed to FPA's creditors and the other interested persons and entities, FPA also disclosed that The Official Committee of Unsecured Creditors, appointed on August 3, 1998 in FPA's jointly administered Chapter 11 cases, had informed the Company that the Committee does not support the Plan as proposed and that negotiations are continuing among the Company, the Prepetition and DIP Bank Groups and the Creditors Committee in advance of the Bankruptcy Court hearing scheduled for October 28, 1998 on the adequacy of the Disclosure Statement.

                  Terms of the Plan provide for the cancellation of existing equity holders interests; warrants to be distributed to general unsecured creditors, including holders of the Company's 6.5% Subordinated Debentures due 2001; and a conversion of all or substantially all of FPA's prepetition secured debt to equity.
                  The Company's notice and claims agent is in the process of mailing notice of the November 17, 1998 general claims bar date established by the Bankruptcy Court together with proof of claim forms to more than 50,000 creditors, equity holders and other interested persons and entities. FPA and various of its affiliates and subsidiaries filed petitions under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware in Wilmington on July 19, 1998 and various dates thereafter through August 7, 1998.


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Item 7.    Financial Statements and Exhibits.

           (c)      Exhibits.

                    2.1      Plan of Reorganization dated September 30, 1998

                    2.2      Disclosure Statement dated September 30, 1998

                    99       Press Release dated October 5, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FPA MEDICAL MANAGEMENT, INC.



                                        By: /s/ Stephen J. Dresnick
                                            ------------------------------------
Date: October 6, 1998                       Stephen J. Dresnick
                                            Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX



Number            Exhibit

2.1               Plan of Reorganization dated September 30, 1998

2.2               Disclosure Statement dated September 30, 1998

99                Press Release dated October 5, 1998.




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